UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 10, 2014
Date of Report (Date of earliest event reported)

TERRACE VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50569	91-2147101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Peace Portal Drive, Suite 201 Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 220-5218
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Assignment Agreement with Lookout Mountain Gold Corp. (Golden Snow Property)

On July 10, 2014, Terrace Ventures Inc. (the "Company") entered into an assignment agreement with its subsidiary, Lookout Mountain Gold Corp. (the "Assignment"). Under the terms of the Assignment, the Company assigned all of its interest in its April 26, 2011 agreement with Pengram Corporation ("Pengram") (the "Option Agreement"). Under the Option Agreement, the Company had the right to earn up to 75% of Pengram's interest in an agreement with Scoonover Exploration LLC. and JR Exploration LLC. to gain up to a 100% interest in the Golden Snow Property located in the Eureka District in Nevada (the "Underlying Agreement"). The consideration of the Assignment is the issuance of 3,000,000 common shares at a deemed price of $.005 per share in the capital of Lookout Mountain Gold Corp. and the agreement to pay $60,000 USD within twelve (12) months of the Assignment as reimbursement for expenditures made by the Company on the Golden Snow Property.

On July 10, 2014, Lookout Mountain Gold Corp. entered into an assignment agreement with Pengram (the "Pengram Assignment"). Under the terms of the Pengram Assignment, all obligations of Pengram under the Option Agreement are terminated. Pengram assigned all of its interest in the Underlying Agreement. The consideration for the Pengram Assignment is the issuance to Pengram's wholly owned subsidiary Clisbako Minerals Inc. 2,000,000 common shares at a deemed price of $.005 per share in the capital of Lookout Mountain Gold Corp. and to pay $40,000 USD within twelve (12) months of the Pengram Assignment as reimbursement for expenditures made by Pengram on the Golden Snow Property.

As a result of these agreements, the Company is relieved of its obligations to complete work programs and make payments to Pengram under the Option Agreement. The only obligations for Lookout Mountain Gold Corp. to maintain the property interest are, to pay BLM and County filing fees and to pay Option payments to Scoonover Exploraion LLC. and JR Exploration LLC. of $30,000 USD per year.

The purpose of the assignments was to consolidate the interests in the Underlying Agreement in one entity in order to facilitate financing of work programs.

The Golden Snow Property consists of 128 unpatented mineral claims covering 3.5 square miles in South Eureka, Nevada.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

Exhibit Number	Description of Exhibit
10.1	Earn-In Agreement (Golden Snow) dated April 26, 2011, between Pengram Corporation and Terrace Ventures Inc.(1)
10.2	Amendment Agreement dated July 31, 2012, between Pengram Corporation and Terrace Ventures Inc.(2)
10.3	Amendment Agreement dated November 17, 2012, between Pengram Corporation and Terrace Ventures Inc.(3)
10.4	Amendment Agreement dated for reference May 30, 2013, between Pengram Corporation and Terrace Ventures Inc.(3)
10.5	Assignment Agreement dated July 10, 2014, between Terrace Ventures Inc. and Lookout Mountain Gold Corp.
10.6	Assignment Agreement dated July 10, 2014, between Pengram Corporation and Lookout Mountain Gold Corp.

(1)	Filed with the SEC as an exhibit to our Current Report on Form 8-K filed on April 28, 2011.
(2)	Filed with the SEC as an exhibit to our Annual Report on Form 10-K filed on August 15, 2012.
(3)	Filed with the SEC as an exhibit to our Current Report on Form 8-K filed on September 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRACE VENTURES INC.

Date: July 10, 2014	By:	/s/ Howard Thomson
HOWARD THOMSON President and Chief Executive Officer